CONSENT OF EXPERT
Reference is made to my report, Technical Report for the San Luis Project Feasibility Study, Ancash Department, Peru dated June 4, 2010 (the “Report”).
In connection with the Registration Statement on Form S-8 of Silver Standard Resources Inc. dated May 20, 2014 and any amendments thereto, including any post-effective amendments (collectively, the “Registration Statement”), I, Donald F. Earnest, consent to the use of my name and references to the Report, or portions thereof, in the Registration Statement and to the inclusion or incorporation by reference of information derived from the Report in the Registration Statement.
I have read the Registration Statement and have no reason to believe that there are any misrepresentations in the information contained therein that are derived from the Report or that are within my knowledge as a result of the preparation of the Report.
Dated this 20th day of May, 2014.
Yours truly,

   /s/ Donald F. Earnest
Donald F. Earnest, P.G.

CONSENT OF EXPERT
Reference is made to my report, Technical Report for the San Luis Project Feasibility Study, Ancash Department, Peru dated June 4, 2010 (the “Report”).
In connection with the Registration Statement on Form S-8 of Silver Standard Resources Inc. dated May 20, 2014 and any amendments thereto, including any post-effective amendments (collectively, the “Registration Statement”), I, Michael J. Lechner, consent to the use of my name and references to the Report, or portions thereof, in the Registration Statement and to the inclusion or incorporation by reference of information derived from the Report in the Registration Statement.
I have read the Registration Statement and have no reason to believe that there are any misrepresentations in the information contained therein that are derived from the Report or that are within my knowledge as a result of the preparation of the Report.
Dated this 20th day of May, 2014.
Yours truly,

   /s/ Michael J. Lechner
Michael J. Lechner, P.Geo.

CONSENT OF EXPERT
Reference is made to my report, Technical Report for the San Luis Project Feasibility Study, Ancash Department, Peru dated June 4, 2010 (the “Report”).
In connection with the Registration Statement on Form S-8 of Silver Standard Resources Inc. dated May 20, 2014 and any amendments thereto, including any post-effective amendments (collectively, the “Registration Statement”), I, Steve L. Milne, consent to the use of my name and references to the Report, or portions thereof, in the Registration Statement and to the inclusion or incorporation by reference of information derived from the Report in the Registration Statement.
I have read the Registration Statement and have no reason to believe that there are any misrepresentations in the information contained therein that are derived from the Report or that are within my knowledge as a result of the preparation of the Report.
Dated this 20th day of May, 2014.
Yours truly,

   /s/ Steve L. Milne
Steve L. Milne, P.E.

CONSENT OF EXPERT
Reference is made to my report, Technical Report for the San Luis Project Feasibility Study, Ancash Department, Peru dated June 4, 2010 (the “Report”).
In connection with the Registration Statement on Form S-8 of Silver Standard Resources Inc. dated May 20, 2014 and any amendments thereto, including any post-effective amendments (collectively, the “Registration Statement”), I, Robert M. Robb, consent to the use of my name and references to the Report, or portions thereof, in the Registration Statement and to the inclusion or incorporation by reference of information derived from the Report in the Registration Statement.
I have read the Registration Statement and have no reason to believe that there are any misrepresentations in the information contained therein that are derived from the Report or that are within my knowledge as a result of the preparation of the Report.
Dated this 20th day of May, 2014.
Yours truly,

   /s/ Robert M. Robb
Robert M. Robb, P.E.

CONSENT OF EXPERT
Reference is made to my report, Technical Report for the San Luis Project Feasibility Study, Ancash Department, Peru dated June 4, 2010 (the “Report”).
In connection with the Registration Statement on Form S-8 of Silver Standard Resources Inc. dated May 20, 2014 and any amendments thereto, including any post-effective amendments (collectively, the “Registration Statement”), I, Clinton Strachan, consent to the use of my name and references to the Report, or portions thereof, in the Registration Statement and to the inclusion or incorporation by reference of information derived from the Report in the Registration Statement.
I have read the Registration Statement and have no reason to believe that there are any misrepresentations in the information contained therein that are derived from the Report or that are within my knowledge as a result of the preparation of the Report.
Dated this 20th day of May, 2014.
Yours truly,

   /s/ Clinton Strachan
Clinton Strachan, P.E.